Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Upbancorp, Inc. (The “Company”) on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard K. Ostrom, Chairman of the Board, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)                   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard K. Ostrom
Richard K. Ostrom
Chairman of the Board,
President and Chief
Executive Officer
March 7, 2003

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Upbancorp, Inc. (The “Company”) on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen L. Harris, Senior Vice President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1)                   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen L. Harris
Kathleen L. Harris
Senior Vice President and
Chief Financial Officer
March 7, 2003